EXHIBIT 99.1

WRITTEN STATEMENT OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, the Chief Executive Officer and the Chief Financial Officer of Biomet, Inc. (the "Company"), each hereby certifies that to his knowledge on the date hereof:

(a)   The Form 10-Q of the Company for the Quarter Ended February 28, 2003
      filed on the date	hereof with the Securities and Exchange Commission
      (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) Information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.

                                                   /s/  Dane A. Miller
                                                   -------------------
                                                   Dane A. Miller, Ph.D.
                                                   April 14, 2003

                                                   /s/  Gregory D. Hartman
                                                   -----------------------
                                                   Gregory D. Hartman
                                                   April 14, 2003